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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H

        Supplement dated August 2, 2010 to PROSPECTUSES dated May 3, 2010

The information below supplements prospectuses dated May 3, 2010, describing one or more of the following variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.):

     Accommodator Variable Annuity
     Declaration Variable Annuity                 Patriot Variable Annuity
     Independence Variable Annuity           Revolution Access Variable Annuity
  Independence 2000 Variable Annuity          Revolution Extra Variable Annuity
Independence Preferred Variable Annuity       Revolution Value Variable Annuity

You should read this Supplement together with the current prospectus for the Contract you purchased (the "Annuity Prospectus") and retain all documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

                 SUBADVISER CHANGES FOR LIFESTYLE BALANCED TRUST

Effective August 1, 2010, QS Investors, LLC ("QS Investors") succeeded Deutsche Investment Management Americas Inc. ("DIMA") as a subadviser to Lifestyle Balanced Trust of the John Hancock Trust. With respect to Lifestyle Balanced Trust, QS Investors will provide manager optimization services and MFC Global Investment Management (U.S.A.) Limited will continue to provide asset management services as principal subadviser.

                    REVISED MONEY MARKET PORTFOLIO DISCLOSURE

We revise disclosure regarding the Money Market Trust B in the Annuity Prospectus subsection entitled "Portfolio Objectives and Strategies" in "IV. General Information about Us, the Separate Accounts and the Portfolios - The Portfolios," to read as follows:

                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio. .

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

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
Money Market Trust B   Seeks to obtain maximum current income consistent with
                       preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                       Note: Although the Money Market Trust B seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Trust B could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Trust B is not sufficient to offset the Contract's expense deductions.
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You should retain this Supplement for future reference.

                         SUPPLEMENT DATED AUGUST 2, 2010

08/10:   333-164135   333-164139   333-164145
         333-164137   333-164140   333-164146
         333-164138   333-164142   333-164147
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